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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): October 5, 1995
                                                     ----------------


                          W. R. GRACE & CO.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


   New York                  1-3720                   13-3461988
----------------         ----------------           -------------------
(State or other          (Commission File             (IRS Employer
 jurisdiction of            Number)              Identification No.)
 incorporation)


            One Town Center Road, Boca Raton, Florida 33486-1010
            ----------------------------------------------------
            (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: 407/362-2000
                                                           ------------

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Item 5.  OTHER EVENTS.

     On October 5, 1995, the board of directors of W. R. Grace & Co. ("Company") declared a quarterly cash dividend of 12.5 cents per share on the Company's common stock. The Company lowered its quarterly cash dividend from 35 cents per share as a result of the Company's pending spin-off of National Medical Care, Inc.
     In addition, the Company's board of directors approved the repurchase of up to 10 million shares of the Company's common stock from time to time in open market or private transactions.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The Company's October 5, 1995 press release is filed as an exhibit hereto.


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                                       W. R. GRACE & CO.
                                                   ------------------------
                                                         (Registrant)


                                                 By /s/ Robert B. Lamm
                                                    ---------------------------
                                                        Robert B. Lamm
                                                    Vice President and Secretary


Dated: October 16, 1995



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                              W. R. GRACE & CO.

                           Current Report on Form 8-K

                                Exhibit Index
                                -------------

Exhibit No.          Description
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99.1                Press Release dated October 5, 1995




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